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                                                                     EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 8-K, into CMS Energy Corporation's previously filed Registration Statements No. 33-29681, No. 33-47629, No. 33- 60007, No. 33-61595, No. 33-62573, No.
333-32229, No. 333-34087, No. 333-48899 and No. 333-58943.




ARTHUR ANDERSEN LLP

Detroit, Michigan,
 July 27, 1998